UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2024

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On August 19, 2024, Devon Energy Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., BofA Securities, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives for the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters (i) $1,250,000,000 aggregate principal amount of its 5.200% Senior Notes due 2034 and (ii) $1,000,000,000 aggregate principal amount of its 5.750% Senior Notes due 2054, in a registered public offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form S-3 filed on March 3, 2023 (File No. 333-270269) (as amended or supplemented, the “Registration Statement”). The Underwriting Agreement includes customary representations, warranties, covenants and agreements, including an agreement by the Company to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Offering is expected to close on August 28, 2024, subject to satisfaction of customary closing conditions.

The Company is filing the Underwriting Agreement as Exhibit 1.1 to this report. By the filing of this report, the Company is causing this exhibit to be incorporated by reference herein and into the Registration Statement, and the foregoing description is qualified in its entirety by the terms set forth in such exhibit.

Relationships

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they may receive customary fees and expenses. In particular, affiliates of the Underwriters are parties to and lenders under the Company’s revolving and term loan credit facilities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 1.1	Underwriting Agreement, dated August 19, 2024, by and among Devon Energy Corporation, Citigroup Global Markets Inc., BofA Securities, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives for the underwriters named therein.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Executive Vice President and Chief Financial Officer

Date: August 21, 2024